SUPPLEMENT DATED JANUARY 4, 2001
                              TO THE PROSPECTUS FOR
              Variable Annuity-1 Series Account, dated May 1, 2000


The following paragraph is added to the section "Management's Discussion and Analysis of Financial Condition and Results of Operations The Company" of the prospectus for the Variable Annuity-1 Series Account:


Effective December 31, 2000, a corporate reorganization of Great-West Life & Annuity Insurance Company ("GWL&A") was completed. Under the new structure, GWL&A is no longer a subsidiary of The Great-West Life Assurance Company but continues to be indirectly owned by Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.




                Please keep this supplement for future reference.